Norm Asbjornson, President & CEO AAON, Inc. Investor Presentation 1

Safe Harbor Statement  Certain statements and information set forth in this presentation contains “forward-looking statements” and “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include management’s assessment of future plans and operations and are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements are provided to allow potential investors the opportunity of management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. Some of the forward-looking statements may be identified by words such as “may”, “plan”, “foresee”, “will”, “should”, “could”, “anticipate,” ”believe,” “expect,” “intend,” “potential,” “continue,” and similar expressions. While the Company’s management believes that these forward-looking statements are reasonable as and when made, these statements are not guarantees of future performance and undue reliance should not be placed on them. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The reader is cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement after they are made, whether as a result of new information, future events, or otherwise. 2

 AAON provides designs of the highest quality and performance that lead the HVAC industry  AAON offers innovative and differentiated products  Provide more than just equipment; provide solutions  Energy efficiency and “green” features currently drive the market – AAON is a leader in both  Markets increasingly demand features offered by AAON, leading to increased market share Company Position Market Opportunities AAON AAON is a premium provider of commercial heating, ventilation and air conditioning (HVAC) products. 3

Manufacturing Locations Two Facilities: Tulsa, Oklahoma Current 1.3M Sq. Ft.  Upcoming Expansions 66,000 Sq. Ft Longview, Texas Current with Expansion 263,000 Sq. Ft. 4 Rooftop Units, Outdoor Mechanical Rooms, Large Self-Contained Units and Large Split Systems Split Systems, Small Chillers, Small Self-Contained Units and Coils

Product Families 5

 Mass customization  Uses flexible computer-aided manufacturing systems to produce custom outputs  Combines the low unit costs of mass production processes with the flexibility of individual customization  Collaborative effort  AAON sales offices work with individual customers to determine the precise product offering that best serves the customer's needs  Information gathered is used to specify and manufacture a product that suits that specific customer AAON Business Strategy 6

 Focus upon underserved market niches  Establish manufacturing methodologies to support market niche products  Develop company culture focused upon customer satisfaction  Reduce product delivery channel time and cost  Continue with the goal of product and manufacturing technology leadership  AAON, WITH A FOCUS ON ENERGY EFFICIENCY, THE ENVIRONMENT, AND AIR QUALITY = GROWTH AND PROFIT  HEAVY INVESTMENT IN RESEARCH & DEVELOPMENT  ($3.6M, $5.2 M & $6.3 M in 2012, 2013 & 2014, respectively) AAON Market Strategy 7

AAON Served Market Growth

8

■ Rooftops	$ 3.0 B
■ Chillers	$ 1.0 B *
■ Air Handling Units	$ 1.8 B
■ Split Systems	$ 5.2 B **
□ 2014 Served Market -	**$ 11.0 B**
□ 1988 Served Market -	$ 50 M

* Chiller market estimate based on industry news articles and reports.

** AHRI data includes both commercial and residential systems. Residential systems likely account for a large portion of this number.

AAON Sales Mix by Business Segment Lodging 5% Office 14% Commercial 18% Health Care 13% Educational 26% Religious 1% Manufacturing 18% Other 5% May not add to 100% due to rounding 9

U.S. Construction - 2008 to 2014 10 U.S. Census Bureau Value of Construction (Annual) - AAON Sales Segments - http://www.census.gov/construction/c30/c30index.html Annual Value of Construction (Millions $) Year Construction Type 2008 2009 2010 2011 2012 2013 2014 Lodging 35,806 25,499 11,635 9,129 10,836 13,585 16,103 Office 68,563 51,908 37,850 36,011 37,800 37,620 44,619 Commercial 86,212 54,737 40,100 42,816 47,335 50,992 57,244 Health Care 46,902 44,845 39,344 40,204 42,544 41,484 38,976 Educational 104,890 103,202 88,405 84,985 84,672 77,996 78,363 Religious 7,225 6,192 5,288 4,239 3,846 3,678 3,559 Manufacturing 54,105 57,895 41,178 40,559 47,741 47,945 55,336 Total 403,703 344,278 263,800 257,943 274,774 273,300 294,200 AAON Sales (Millions $) 279.7 245.3 244.6 266.2 303.1 321.1 356.3

U.S. Construction - 2008 to 2014 11 Percent Change of 2008 Spending Year Construction Type 2008 2009 2010 2011 2012 2013 2014 Lodging 100% 71% 32% 25% 30% 38% 45% Office 100% 76% 55% 53% 55% 55% 65% Commercial 100% 63% 47% 50% 55% 59% 66% Health Care 100% 96% 84% 86% 91% 88% 83% Educational 100% 98% 84% 81% 81% 74% 75% Religious 100% 86% 73% 59% 53% 51% 49% Manufacturing 100% 107% 76% 75% 88% 89% 102% Total 100% 85% 65% 64% 68% 68% 73% AAON 100% 88% 87% 95% 108% 115% 127% Differential 3% 22% 31% 40% 47% 55% U.S. Census Bureau Value of Construction (Annual) - AAON Sales Segments - http://www.census.gov/construction/c30/c30index.html

U.S. Construction - 2+ year 12 Office, Commercial, Health Care, Educational, Manufacturing, Lodging, & Religious Non-residential Segments $244.5 $266.2 $303.1 $321.1 $356.3 $220.0 $240.0 $260.0 $280.0 $300.0 $320.0 $340.0 $360.0 $220,000 $240,000 $260,000 $280,000 $300,000 $320,000 $340,000 $360,000 Jan-11 May-11 Sep-11 Jan-12 May-12 Sep-12 Jan-13 May-13 Sep-13 Jan-14 May-14 Sep-14 Jan-15 A A O N Ne t S al e s ( millio n s ) T o tal C o n struc tio n ( millio n s ) U.S. Census Bureau Value of Construction

Architecture Billings Index 13 ABI reflects the approximate nine to twelve month lead time between architecture billings and construction spending. Any score above 50 indicates an increase in billings. ABI through January 2015

Financial Information 2009 2010 2011 2012 2013 2014 Dollars $3.1 M $19.5 M $3.7 M $6.7 M $8.2 M $29.3 M Shares Bought 557,271 2,776,748 475,574 757,632 533,489 1,488,229 Shares Outstanding 58,100,556 55,706,580 55,391,229 55,164,936 55,067,031 54,041,829 Shares Bought Shares Outstanding 0.96% 4.98% 0.86% 1.37% 0.97% 2.75% 2009 2010 2011 2012 2013 2014 $9,774 $17,470 $35,914 $14,147 $9,041 $16,127 2009 2010 2011 2012 2013 2014 $5,874 $9,168 $5,935 $8,840 $7,428 $9,656 *Reflects 3-for-2 stock splits in July 2014, July 2013, June 2011, and August 2007 14 DIVIDENDS (in thousands) EBITDAX (in thousands) STOCK BUYBACKS* (in thousands) CAPITAL EXPENDITURES (in thousands) CASH FLOW FROM OPERATIONS (in thousands) 2009 2010 2011 2012 2013 2014 $45,205 $32,152 $26,484 $51,167 $53,592 $52,279 • Semi-Annual Cash Dividend increased by 30% to $0.09/share, starting with the July 1, 2014 payment date • 3-for-2 Stock Split on July 16, 2014 2009 2010 2011 2012 2013 2014 $53,739 $43,536 $33,925 $59,131 $70,938 $82,389

15 Ratio Analysis Profitability 2009 2010 2011 2012 2013 2014 Return on Average Equity 25.8% 18.7% 11.7% 21.1% 24.8% 26.1% Return on Average Assets 17.7% 13.7% 7.8% 14.2% 18.4% 19.7% Pre-Tax Income on Sales 17.9% 13.4% 8.1% 14.6% 17.5% 19.2% Net Income on Sales 11.3% 9.0% 5.3% 9.1% 11.7% 12.4% Debt Management Total Liabilities to Equity 0.3 0.4 0.5 0.4 0.3 0.3 Liquidity Quick Ratio1 1.9 1.2 1.1 1.4 2.5 2.2 Current Ratio 3.1 2.5 2.2 2.3 3.1 3.1 Market Value Year-End Price Earnings Ratio2 12 21 35 19 31 28 1 (Cash, cash investments + receivables)/current liabilities 2 Reflects 3-for-2 stock splits in July 2014, July 2013, June 2011 and August 2007

Company Backlog December 31, 2013 backlog of $45.3 M December 31, 2014 backlog of $48.8 M 38.4 44.0 43.6 45.3 48.8 - 10.0 20.0 30.0 40.0 50.0 60.0 December 2010 December 2011 December 2012 December 2013 December 2014 Order Backlog (millions) 16

Sales Performance 27.7 21.9 14.0 27.5 37.6 44.2 245.3 244.6 266.2 303.1 321.1 356.3 2009 2010 2011 2012 2013 2014 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 100.00 0 50 100 150 200 250 300 350 400 2009 2010 2011 2012 2013 2014 Net Income (millions) Sales (millions) 17 Net Sales (m ill ions ) Net In come (m ill ions ) Year

Sales Dollars Per Capita 311.72 314.11 316.50 318.86 266.22 303.11 321.14 356.32 $0.864 $0.965 $1.015 $1.117 0.8 0.9 1 1.1 1.2 1.3 1.4 200 220 240 260 280 300 320 340 360 380 2011 2012 2013 2014 U.S. Population (millions) Sales (millions) Sales $ per Capita 18 P op ula tio n a nd Sales (m ill ions ) $ per Cap it a Year 2003 Sales (millions) = $148.85 2003 = $0.51 per Capita 2013 Population Increase 0.76% 2013 Sales Increase 5.9% 2013 $0.05 per Capita Increase 2014 Population Increase 0.75% 2014 Sales Increase 11.0% 2014 $0.102 per Capita Increase

Financial Performance 0.68 0.80 2.11 2.24 2.95 3.14 55,587 55,369 55,000 60,000 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 2009 2010 2011 2012 2013 2014 EPS Fully Diluted (Adjusted for splits)(Left scale) Stock Price/10 (Adjusted for dividends and splits) (Left scale) Stockholders' Equity Per Share (Adjusted for splits) Fully Diluted (Left scale) Weighted Average Shares Outstanding (thousands) Fully Diluted (Adjusted for splits)(Right scale) Note: 2014 Earnings per share $0.84 removing effect of one time charitable donations in 2014. 19 Stock Price per Share/10 Earnings per share

Financial Performance - 26 Year 20 As of December 31, 2014

Stock Performance – 20+ year 21 Chart available from www.google.com/finance - Stock Splits and Dividends shown

Stock Performance – 20+ year 22 Chart available from www.google.com/finance Comparison with - NASDAQ - .INX = S&P 500

Defining Quality. Building Comfort. AAON